UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) April 5, 2016 (April 5, 2016)

TORCHMARK CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE	001-08052	63-0780404
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer ID No.)
3700 South Stonebridge Drive, McKinney, Texas 75070
(Address of principal executive offices)
Registrant’s telephone number, including area code: (972) 569-4000
None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a.-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement
On April 5, 2016, Torchmark Corporation (“Torchmark”) completed the issuance and sale of $300,000,000 aggregate principal amount of Torchmark’s 6.125% Junior Subordinated Debentures due 2056 (the “Debentures”). The Debentures were sold pursuant to Torchmark’s shelf registration statement on Form S-3 (File No. 333-207130) (the “Registration Statement”), which Registration Statement became automatically effective upon filing with the Securities and Exchange Commission (the “Commission”) on September 25, 2015, and the Prospectus Supplements relating to the Debentures dated March 29, 2016 and filed with the Commission on March 30, 2016. The sales of the Debentures were made pursuant to the terms of the underwriting agreement dated as of March 29, 2016, between Torchmark and the underwriters party thereto, the entry into of which was disclosed in Torchmark’s Current Report on Form 8-K filed with the Commission on March 31, 2016.
The net proceeds from the sale of the Debentures are approximately $290.2 million, after giving effect to the underwriting discount and estimated expenses of the offering of the Debentures. Torchmark intends to use the net proceeds from the offering of the Debentures to repay the $250.0 million outstanding principal amount plus accrued interest on our 6.375% Senior Notes due June 15, 2016 and for general corporate purposes.
Junior Subordinated Debentures - Second Supplemental Indenture
The Debentures were issued under a Junior Subordinated Indenture, dated as of November 2, 2001 (as supplemented, the “Subordinated Indenture”), between Torchmark and The Bank of New York, as supplemented by a First Supplemental Indenture, dated as of September 24, 2012 (the “First Supplemental Indenture”) and by a Second Supplemental Indenture, dated as of April 5, 2016, between Torchmark and The Bank of New York Mellon Trust Company, N.A. (the “Trustee”), as the successor in interest to the original trustee.
The Debentures bear interest at a fixed annual rate of 6.125%, accruing from the original date of issuance. Torchmark will pay interest on the Debentures quarterly in arrears on March 15, June 15, September 15 and December 15 of each year, commencing on June 15, 2016. The Debentures will mature on June 15, 2056.
So long as no event of default with respect to the Debentures has occurred and is continuing, Torchmark has the right, on one or more occasions, to defer the payment of interest on the Debentures, as described in the Second Supplemental Indenture, for up to five consecutive years without giving rise to an event of default. During a deferral period, interest will continue to accrue at the interest rate on the Debentures, compounded quarterly as of each interest payment date to the extent permitted by applicable law.
Torchmark may redeem the Debentures, in whole but not in part, at any time prior to June 15, 2021, within 90 days of the occurrence of (i) a “tax event” (as described in the Second Supplemental Indenture) at a redemption price equal to the principal amount of Debentures being redeemed, plus accrued and unpaid interest (including compounded interest, if any) to, but excluding, the date of redemption or (ii) a “rating agency event” (as described in the Second Supplemental Indenture) at a redemption price equal to the greater of (a) 100% of their principal amount or (b) the present value of a payment on June 15, 2021 in an amount equal to their outstanding principal amount and scheduled payments of interest that would have accrued from the date of redemption to June 15, 2021 on the Debentures, discounted to the date of redemption on a quarterly basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 50 basis points, in each case, plus accrued and unpaid interest (including compounded interest, if any) to, but excluding, the date of redemption. On or after June 15, 2021, Torchmark may redeem the Debentures, in whole or in part, at their principal amount plus accrued and unpaid interest (including compounded interest, if any) to, but excluding, the date of redemption.
The Subordinated Indenture contains customary events of default, subject to the interest deferral provisions. If an event of default under the Subordinated Indenture occurs and is continuing, the Trustee or the holders of at least 25% in aggregate principal amount of the outstanding Debentures may declare the principal amount of and accrued but unpaid interest on the Debentures to be immediately due and payable; provided, that if an event of default arising from an event of bankruptcy, insolvency or receivership has occurred, then the principal of and accrued and unpaid interest on the Debentures will automatically become immediately due and payable without any action by the Trustee or the holders of the Debentures.
The Debentures are unsecured, subordinated obligations of Torchmark and will rank equally in right of payment with (i) Torchmark’s existing 5.875% Junior Subordinated Debentures due 2052 and 3.812% Junior Subordinated Debentures Due 2036, (ii) any indebtedness incurred for the purchase of goods or material or for services obtained in the ordinary course of business, (iii) indebtedness owed by Torchmark to its subsidiaries, (iv) indebtedness owed by Torchmark to its employees and (v) any indebtedness the terms of which provide that such indebtedness ranks equally with the Debentures, including guarantees of such indebtedness; senior in right of payment to any indebtedness the terms of which provide that such indebtedness ranks junior to the Debentures; and junior in right of payment to all other indebtedness, including Torchmark’s existing 6.375% Senior Notes due June 15, 2016 (which Torchmark intends to retire with the net proceeds from the offering of the Debentures). The Subordinated

Indenture governing the Debentures does not limit the amount of debt that Torchmark or Torchmark’s subsidiaries may issue or incur.
The foregoing descriptions of the Subordinated Indenture, the First Supplemental Indenture, the Second Supplemental Indenture and the Debentures do not purport to be complete and are qualified in their entirety by reference to the full text of such documents, which are attached or incorporated by reference hereto as Exhibits 4.1, 4.2, 4.3 and 4.4, respectively, and incorporated herein by reference.

Other Relationships
The Bank of New York Mellon Trust Company, N.A. is the trustee under the Subordinated Indenture and will be the principal paying agent and registrar for the Debentures. Torchmark has entered, and from time to time may continue to enter, into banking or other relationships with The Bank of New York Mellon Trust Company, N.A. or its affiliates. Currently, The Bank of New York Mellon Trust Company, N.A. serves as trustee with respect to the outstanding debt securities of Torchmark.
Forward-Looking Statements
Certain statements made in Item 1.01 of this Current Report on Form 8-K constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements can be identified by the use of words such as “may,” “will,” “plan,” “intend,” “potential,” “should,” “expect,” “anticipate” or comparable terminology. Such forward-looking statements are based upon current beliefs and expectations but are inherently subject to certain risks and uncertainties, many of which Torchmark cannot predict with accuracy and some of which are beyond Torchmark’s control, and involve factors that may cause actual results to differ materially from those expected or suggested. Readers are cautioned not to place undue reliance on these forward-looking statements and are advised to consider the factors under the headings “Cautionary Statements” and “Risk Factors” in Torchmark’s Annual Report on Form 10-K for the year ended December 31, 2015, as further amended and supplemented by Torchmark’s other filings with the Commission. These forward-looking statements speak only as of the date of this report, and Torchmark assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events, new information or otherwise.

Item 2.03    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth in Item 1.01 is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description

4.1
Junior Subordinated Indenture, dated as of November 2, 2001, between Torchmark Corporation and The Bank of New York, as Trustee (incorporated by reference to Exhibit 4.3 to Torchmark Corporation’s Current Report on Form 8-K filed with the Securities and Exchange Commission on November 2, 2001).

4.2
First Supplemental Indenture, dated as of September 24, 2012, between Torchmark Corporation and The Bank of New York Mellon Trust Company, N.A., as Trustee, supplementing the Junior Subordinated Indenture dated November 2, 2001 (incorporated by reference to Exhibit 4.3 to Torchmark Corporation’s Current Report on Form 8-K filed with the Securities and Exchange Commission on September 24, 2012).

4.3
Second Supplemental Indenture, dated as of April 5, 2016, between Torchmark Corporation and The Bank of New York Mellon Trust Company, N.A., as Trustee, supplementing the Junior Subordinated Indenture dated November 2, 2001.

4.4	Form of 6.125% Junior Subordinated Debenture due 2056 (included in Exhibit 4.3).
5.1	Opinion of McAfee & Taft A Professional Corporation.
8.1	Opinion of McAfee & Taft A Professional Corporation regarding certain tax matters in connection with the issuance of Torchmark Corporation’s 6.125% Junior Subordinated Debentures due 2056.
23.1	Consent of McAfee & Taft A Professional Corporation (included in Exhibit 5.1).
23.2	Consent of McAfee & Taft A Professional Corporation (included in Exhibit 8.1).

SIGNATURES
Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

TORCHMARK CORPORATION

Date: April 5, 2016

/s/ Carol A. McCoy
Carol A. McCoy, Vice President, Associate Counsel and Corporate Secretary

INDEX TO EXHIBITS

Exhibit No.	Description

4.1
Junior Subordinated Indenture, dated as of November 2, 2001, between Torchmark Corporation and The Bank of New York, as Trustee (incorporated by reference to Exhibit 4.3 to Torchmark Corporation’s Current Report on Form 8-K filed with the Securities and Exchange Commission on November 2, 2001).

4.2
First Supplemental Indenture, dated as of September 24, 2012, between Torchmark Corporation and The Bank of New York Mellon Trust Company, N.A., as Trustee, supplementing the Junior Subordinated Indenture dated November 2, 2001 (incorporated by reference to Exhibit 4.3 to Torchmark Corporation’s Current Report on Form 8-K filed with the Securities and Exchange Commission on September 24, 2012).

4.3
Second Supplemental Indenture, dated as of April 5, 2016, between Torchmark Corporation and The Bank of New York Mellon Trust Company, N.A., as Trustee, supplementing the Junior Subordinated Indenture dated November 2, 2001.

4.4	Form of 6.125% Junior Subordinated Debenture due 2056 (included in Exhibit 4.3).
5.1	Opinion of McAfee & Taft A Professional Corporation.
8.1	Opinion of McAfee & Taft A Professional Corporation regarding certain tax matters in connection with the issuance of Torchmark Corporation’s 6.125% Junior Subordinated Debentures due 2056.
23.1	Consent of McAfee & Taft A Professional Corporation (included in Exhibit 5.1).
23.2	Consent of McAfee & Taft A Professional Corporation (included in Exhibit 8.1).